U.S. SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549
                      ---------------------
                             FORM 8-K
                      ---------------------

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                          June 29, 2001

                 Commission File Number: 0-29933



                   TRANSAMERICAN HOLDINGS, INC.
       ----------------------------------------------------
          (Name of Small Business Issuer in its Charter)


Nevada, U.S.A.                                         77-0434471
(State or other Jurisdiction                        (IRS Employer
of Incorporation or Organization)             Identification No.)


 9601 Wilshire Boulevard, Suite 620, Beverly Hills, CA 90210
             (Address of principal executive offices)


                          (310) 271-4159
                   (Issuer's telephone number)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 29, 2001, TransAmerican Holdings, Inc. ("TransAmerican" or the "Company") completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of May 17, 2001 (the "Agreement"), among itself, Certified Satellite Installers, Inc. ("CSI") and certain shareholders of CSI. A copy of the Agreement is filed herewith as Exhibit 2. Pursuant to the Agreement, TransAmerican acquired 80% of the issued and outstanding capital stock of CSI in exchange for the issuance of up to 2,000,000 shares of restricted TransAmerican common stock. The total number of shares to be issued is contingent upon an audit to be completed within 60 days and CSI's net profits over the next twelve months. The Company's press release announcing the closing of this transaction is filed as
Exhibit 99 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following Exhibits are filed herewith:

     (1)  Agreement and Plan of Reorganization, dated May 17,
          2001

     (2)  Press Release, dated July 12, 2001




                            SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                   TRANSAMERICAN HOLDINGS, INC.


Date: July 16, 2001                By: /s/ Najib E. Choufani
                                      -------------------------
                                      Najib E. Choufani
                                      Chairman and CEO


Date: July 16, 2001                By: /s/ Farid E. Tannous
                                      -------------------------
                                      Farid E. Tannous
                                      Director

                                                        EXHIBIT 2


              AGREEMENT AND PLAN OF REORGANIZATION

                          BY AND AMONG

                 TRANSAMERICAN HOLDINGS, INC.,

              CERTIFIED SATELLITE INSTALLERS, INC.

                              AND

  CERTAIN SHAREHOLDERS OF CERTIFIED SATELLITE INSTALLERS, INC.




                       DATED MAY 17, 2001

               AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into as of May 17, 2001, by and among TRANSAMERICAN HOLDINGS, INC., a Nevada corporation ("TRANSAMERICAN"), CERTIFIED SATELLITE INSTALLERS, INC., a California corporation ("CSI") and Jay Avenatti, an individual ("Avenatti" or the "Controlling Shareholder").


                     PLAN OF REORGANIZATION

     The transaction set forth in this Agreement is pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, by which up to 2,000,000 shares of TRANSAMERICAN common stock, $0.001 par value per share (the "TRANSAMERICAN Common Stock") will be issued to the shareholders of CSI (collectively referred to as the "CSI Shareholders") in exchange for such number of shares of CSI common stock representing 80% of the total issued and outstanding capital stock of CSI (the "CSI Common Stock").


                           AGREEMENT

                           ARTICLE I

    ISSUANCE OF TRANSAMERICAN STOCK TO THE CSI SHAREHOLDERS.


     1.1 Issuance and Delivery of Exchange Shares. As consideration for the transfer, assignment, conveyance and delivery of the CSI Common Stock, TRANSAMERICAN shall issue to the CSI Shareholders the TRANSAMERICAN Common Stock (also referred to as the "Exchange Shares" and the "Exchange Transaction") on a fully diluted basis and in accordance with
Schedule 3.3.1.

     1.2  Escrow and Issuance of Exchange Shares.  Of the
2,000,000 Exchange Shares potentially issuable to the CSI
Shareholders, 350,000 Exchange Shares shall be issued and delivered at Closing and 500,000 Exchange Shares shall be issued and delivered to an escrow holder hereinafter named, subject to the following provisions:

          1.2.1 Release of Exchange Shares. The 500,000 Exchange Shares in escrow shall be released from escrow subsequent to completion of TRANSAMERICAN's initial audit of CSI (the "Initial Audit") and contingent upon the results thereof. If the Initial Audit confirms the financial status of CSI as represented and warranted by CSI in the financial statements attached hereto as Schedule 5.4 (the "Financial Statements"), then the Escrow Holder shall release the 500,000 Exchange Shares to the Controlling Shareholder. If the Initial Audit results in a financial condition of CSI different than as represented in the Financial Statements, then only a proportional number of the 500,000 Exchange Shares shall be released at that time, and the remaining escrowed shares shall be released on the same basis as the 1,150,000 potentially issuable Exchange Shares, as described below.

     The 1,150,000 potentially issuable Exchange Shares shall be issued and delivered to the CSI shareholders quarterly, based upon net profits earned by CSI on the basis of one Exchange Share issued for every one Dollar of net profit earned. As an example, if CSI has earned $500,000 in net profits at its quarterly review, then 500,000 Exchange Shares will be issued. CSI net profits will be reviewed and measured quarterly, in conjunction with TRANSAMERICAN's quarterly SEC filings, with the first quarterly review at September 30, 2001. CSI shall be entitled to earn some or all of the 1,150,000 potentially issuable Exchange Shares for a period of twelve months from the Closing Date herein, subsequent to which CSI shall forfeit any further right, title or interest in such potentially issuable, but unearned Exchange Shares.

     Notwithstanding the foregoing, any shares issued as a result of an unaudited quarterly review will remain subject to verification and adjustment at the subsequent annual audit of CSI. In the event that the annual audit of CSI results in a net profit figure differing from the results at the quarterly reviews, an adjustment will be made to the issued shares to reconcile the difference between the quarterly reviews and the annual audit. As an example, if 500,000 Exchange Shares have been issued as a result of the first two quarterly reviews and the subsequent audit shows that CSI's net profits were actually $550,000, then an additional 50,000 Exchange Shares would be issued. On the other hand, if 500,000 Exchange Shares have been issued as a result of the first two quarterly reviews and the subsequent audit shows that CSI's net profits were actually only $450,000, then 50,000 Exchange Shares would be returned to TRANSAMERICAN.

          1.2.2 Net Profits. The term "net profits" as used herein shall mean the net earnings of CSI before deduction of all federal, state and local taxes on income, as determined by the independent auditor regularly employed by TRANSAMERICAN; such computation shall be based on generally accepted accounting principles. For the purpose of computing net profits under this Agreement, there shall be deducted compensation paid to all employees, contractors and consultants of CSI. Furthermore, administrative and other charges incurred by TRANSAMERICAN, normally allocated to CSI, shall be deducted from income in computing net profits.

          1.2.3 Audit Deadline. The net profits for each fiscal year then-ended, prior to and including the fiscal year ending December 31, 2002, shall be determined on or before ninety (90) days after the end of each fiscal year, and the written profit and loss statement of CSI shall be conclusive upon the parties, subject to question only if generally accepted accounting principles are not utilized.

          1.2.4 Escrow Holder. Manhattan Transfer Registrar Co., TRANSAMERICAN's transfer agent and registrar for its Common Stock, is designated Escrow Holder of the Exchange Shares and all dividends and earnings thereon, if any, to be held in escrow pursuant to Section 1.2 hereof. Said shares shall be held in escrow in accordance with the terms and conditions hereof and for the uses and purposes herein set forth, and shall be released to the Controlling Shareholder upon performance of the conditions hereinafter set forth. Voting of said shares shall be pursuant to the provisions of
     Section 1.2.5. The Escrow Agent shall not be held to take notice of any terms of any agreement or any rights stated with respect to the deposited shares except pursuant to the terms hereof. During the period of holding the Exchange Shares in escrow, no transfer or any other disposition of any of said shares or of any interest therein is to be made whether subject to this Escrow Agreement or otherwise, but all of said shares are to be held intact as issued and placed in escrow hereunder, together with all dividends and earnings thereon. In performing any of its duties hereunder, the Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses except for its willful default or negligence, and it shall accordingly not incur any such liability with respect (i) to any action taken or omitted in good faith upon advice of its' counsel or counsel for TRANSAMERICAN given with respect to any questions relating to the duties and responsibilities of the Escrow Agent under this Agreement, or (ii) to any action taken or omitted in reliance upon any instrument including the written advices provided for herein, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement. TRANSAMERICAN hereby agrees to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon the Escrow Agent or incurred by the Escrow Agent in connection with his acceptance of appointment as the Escrow Agent hereunder, or the performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof or the shares deposited hereunder. Any shares of TRANSAMERICAN Common Stock not earned or released to the CSI Shareholders by reason of CSI's non-compliance with the preconditions set forth in
     Section 1.2 or any other Section hereof shall be returned to TRANSAMERICAN together with all dividends and earnings thereon after the year ended December 31, 2002 has been audited by TRANSAMERICAN's regularly employed auditor or upon the termination of this Agreement, whichever is earlier.

          1.2.5 Voting of Stock Held by Escrow Holder. The Controlling Shareholder shall be entitled to vote any Exchange Shares then held by the Escrow Holder in escrow pursuant to the provisions of Section 1.2 at any meeting of the shareholders of TRANSAMERICAN. TRANSAMERICAN agrees that CSI has an irrevocable voting interest in said Exchange Shares held in escrow pursuant to the terms of this Agreement, and appoints CSI's President its proxy to vote said escrowed stock in accordance with the instructions of CSI's Board of Directors.

          1.2.6 Cancellation of Escrow and Return of Exchange Shares. The escrow shall be cancelled twelve months from the Closing Date herein. Any Exchange Shares remaining in escrow at the time of cancellation shall be returned to TRANSAMERICAN, and the CSI Shareholders, including the Controlling Shareholder, shall forfeit any further right, title or interest in such Exchange Shares, as well as any further right, title or interest in any remaining potentially issuable, but unearned Exchange Shares.

     1.3 No Lien or Encumbrances on Exchange Shares. The issuance of the Exchange Shares shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges, except as otherwise set forth herein.

     1.4 No Registration of the Exchange Shares. None of the Exchange Shares issued to the CSI Shareholders shall, at the time of Closing, be registered under federal or state securities laws but, rather, shall be issued pursuant to an exemption therefrom and shall be restricted stock within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The TRANSAMERICAN Common Stock so issued shall bear a legend worded as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT THEN IN EFFECT UNDER THE SECURITIES ACT, (2) IN COMPLIANCE WITH RULE 144, OR (3) PURSUANT TO AN OPINION OF COUNSEL TO THE ISSUER HEREOF, SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER TO SELL, PLEDGE, HYPOTHECATION, TRANSFER OR ASSIGNMENT."

     TRANSAMERICAN's transfer agent shall annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There shall be no requirement that TRANSAMERICAN register the Exchange Shares under the Securities Act, but TRANSAMERICAN may agree to register such shares later under such terms and conditions as TRANSAMERICAN's Board of Directors, exercising reasonable business judgment and considering the best interests of TRANSAMERICAN and all of its Shareholders, may determine.

     1.5 Restrictions on Disposition. Before any disposition is made by the Controlling Shareholder, or any successor in interest, of any of the Exchange Shares, the Controlling Shareholder shall give written notice to TRANSAMERICAN describing briefly the manner and timing of any such proposed disposition. No such disposition shall be made unless and until (i) the Controlling Shareholder has furnished to TRANSAMERICAN an opinion of counsel that no registration, post-effective amendment, or notification under the Securities Act of 1933, as amended, is required with respect to such disposition, and TRANSAMERICAN shall have advised the Controlling Shareholder that such counsel and such opinion are satisfactory to it (and TRANSAMERICAN agrees that it will not unreasonably delay or withhold its consent to or approval of said opinion), or (ii) a post-effective amendment or other registration or notification has been filed by TRANSAMERICAN and/or the Controlling Shareholder and has become effective, or (iii) the Controlling Shareholder has obtained a "no-action letter" regarding the proposed disposition from the staff of the Commission and has delivered a copy thereof to TRANSAMERICAN, which no-action letter must be satisfactory to TRANSAMERICAN (and TRANSAMERICAN agrees that it will not unreasonably delay or withhold its consent to or approval of said no-action letter).



                           ARTICLE II

             DELIVERY OF CSI STOCK TO TRANSAMERICAN


     2.1 Issuance and Delivery of Exchange Shares. As consideration for issuance and delivery of the TRANSAMERICAN Common Stock, the Controlling Shareholder shall deliver to TRANSAMERICAN the CSI Common Stock (hereafter referred to as the "CSI Common Stock" and the "Exchange Transaction") on a fully diluted basis.

     2.2 No Lien or Encumbrances on Exchange Shares. The issuance of the CSI Common Stock shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges.

     2.3 No Registration of the Exchange Shares. None of the CSI Common Stock issued to TRANSAMERICAN shall, at the time of Closing, be registered under federal or state securities laws but, rather, shall be issued pursuant to an exemption therefrom and shall be within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The CSI Common Stock so issued shall bear a legend worded as set forth in Section 1.3. The requirements set forth in the last paragraph of Section 1.4 shall similarly apply to CSI and its transfer agent.

                          ARTICLE III

                            CLOSING


     3.1 Closing of Transaction. The Closing of the Exchange Transaction (the "Closing" or "Closing Date") shall take place on or before June 29, 2001, at such time as shall be mutually agreed upon by the parties. The Closing shall take place at the offices of TRANSAMERICAN.

     3.2 Deliveries at Signing of Agreement. Prior to executing this Agreement, TRANSAMERICAN and CSI shall provide the other with their respective Board Minutes or consents approving the terms of this Agreement and the Exchange Transaction.

     3.3 Deliveries at Closing by TRANSAMERICAN. TRANSAMERICAN shall deliver or cause to be delivered to CSI at the Closing:

          3.3.1 certificates representing the Exchange Stock, in the names of the CSI Shareholders as set forth on
     Schedule 3.3.1, with the aggregate amount as described above;

          3.3.2 a copy of a consent of its Board of Directors authorizing TRANSAMERICAN to take the necessary steps to complete the Exchange Transaction; and

          3.3.3 a copy of a Certificate of Good Standing for TRANSAMERICAN issued not more than 90 days prior to Closing by the Nevada Secretary of State.

     3.4 Deliveries at Closing by CSI. CSI shall deliver or cause to be delivered to TRANSAMERICAN at the Closing:

          3.4.1 a copy of a consent of its Board of Directors authorizing CSI to take the necessary steps to complete the Exchange Transaction;

          3.4.2 a copy of a Certificate of Good Standing for CSI issued not more than 90 days prior to Closing by the jurisdiction in which CSI is domiciled; and

     3.5  Deliveries at Closing by Controlling Shareholder.  The
Controlling Shareholder shall deliver or cause to be delivered to TRANSAMERICAN at the Closing:

          3.5.1     certificates representing the CSI Common
     Stock, endorsed in blank by the registered owner.

          3.5.2 books and records of CSI, as may be requested by TRANSAMERICAN.

          3.5.3 evidence satisfactory to TRANSAMERICAN that all previously-existinng bank accounts for the benefit of CSI or any related entity have been or will be closed and that all sums therein have been or will be transferred to the newly-designated CSI bank accounts.

          3.5.4 evidence satisfactory to TRANSAMERICAN that all future deposits, incomes and revenues of CSI or any related entity will be directed to the newly-designated CSI bank accounts.

     3.6 Filings; Cooperation. CSI and TRANSAMERICAN shall, upon request and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.



                           ARTICLE IV

        REPRESENTATIONS AND WARRANTIES BY TRANSAMERICAN


     TRANSAMERICAN represents and warrants to CSI and the Controlling Shareholder as follows:

     4.1 Organization and Good Standing. TRANSAMERICAN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own or lease its properties and to carry on its business as now being conducted and as proposed to be conducted.

     4.2 Capitalization. TRANSAMERICAN's authorized capital stock consists of 100,000,000 shares of $0.001 par value Common Stock (defined above as "TRANSAMERICAN Common Stock"), of which approximately 16,271,090 shares are issued and outstanding at the date of this Agreement. All of such outstanding shares are validly issued, fully paid and nonassessable.

     4.3 Authority to Execute Agreement. The Board of Directors of TRANSAMERICAN, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by TRANSAMERICAN of this Agreement, and has duly agreed to each of the transactions hereby contemplated. TRANSAMERICAN has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. Subject to obtaining the approval of its Shareholders, TRANSAMERICAN has taken all actions required by law, its Certificate of Incorporation, as amended, or otherwise to authorize the execution and delivery of this Agreement and this Agreement is valid and binding upon TRANSAMERICAN. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Certificate of Incorporation, as amended, or the Bylaws, as amended, of TRANSAMERICAN, or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to TRANSAMERICAN.

     4.4 Financial Statements. The audited financial statements and unaudited financial statements included in the Form 10-KSB
Annual Report and Form 10-QSB Quarterly Reports filed with the
Securities and Exchange Commission have been prepared in accordance with generally accepted accounting principles.

     4.5 Absence of Certain Changes. There has been no material change in the financial condition, assets or liabilities of TRANSAMERICAN, except capital contributions and the incurring of expenses in the ordinary course of business and in connection with this transaction.

     4.6 Absence of Undisclosed Liabilities. Except as disclosed on the most recent Form 10-KSB Report and Form 10-QSB Report,
TRANSAMERICAN has no other material liabilities, as of such date, of any nature, whether accrued, absolute, contingent, or otherwise.

     4.7 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against TRANSAMERICAN or its properties. There are no material actions, suits or proceedings pending, or, to the knowledge of TRANSAMERICAN, threatened against or affecting TRANSAMERICAN, any of its officers or directors relating to their positions as such, or any of its properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of TRANSAMERICAN which might result in any material adverse change in the operations or financial condition of TRANSAMERICAN, or which might prevent or materially impede the consummation of the transactions under this Agreement.

     4.8 Tax Matters. All federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of TRANSAMERICAN, have been timely filed. Such returns, reports and information statements are true and correct in all material respects insofar as they relate to the activities of TRANSAMERICAN. TRANSAMERICAN has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business and with respect to such tax or assessment. TRANSAMERICAN is not delinquent and no deficiencies for any amount of such tax have been proposed or assessed.

     4.9  Investment Intent.  TRANSAMERICAN is acquiring the CSI
Common Stock from the CSI Shareholders for investment and not with a view to or for sale in connection with any distribution thereof.

     4.10 Finder's, Broker's Fees. TRANSAMERICAN is not liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.



                           ARTICLE V

             REPRESENTATIONS AND WARRANTIES BY CSI


     Subject to the schedules, attached hereto and incorporated herein by this reference, (which schedules shall be acceptable to TRANSAMERICAN), CSI and the Controlling Shareholder represent and warrant to TRANSAMERICAN as follows:

     5.1 Organization and Good Standing of CSI. The Certificate of Incorporation of CSI and all amendments thereto as presently in effect, certified by the jurisdiction in which CSI is domiciled, and the Bylaws of CSI as presently in effect, certified by the President and Secretary of CSI, have been delivered to TRANSAMERICAN and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto.

     5.2 Capitalization. CSI's authorized capital stock consists of 1,000,000 shares of common stock, no par value per share (defined above as "CSI Common Stock"), of which 1,000,000 shares of CSI Common Stock shall be issued and outstanding at the date of this Agreement. All of such outstanding shares are validly issued, fully paid and nonassessable.

     5.3 Subsidiaries. Except as disclosed in Schedule 5.3, CSI has no subsidiaries and no other material investments, directly or indirectly, or other material financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     5.4 Financial Statements. Attached hereto as Schedule 5.4 are the unaudited financial statements of CSI for the fiscal year ended November 30, 2000 ("Last Unaudited Statement") and the balance sheets at March 31, 2001 and April 19, 2001, as provided by the Controlling Shareholder, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied (collectively referred to as the "Financial Statements"). Since the Last Unaudited Statement, there have been no material adverse changes in such financial statements other than changes in the usual and ordinary conduct of the business.

     5.5 Absence of Undisclosed Liabilities. CSI has no liabilities which are not adequately reflected or reserved against in the CSI Financial Statements or otherwise reflected in this Agreement, and CSI shall not have as of the Closing Date, any liabilities, secured or unsecured and whether accrued, absolute, contingent, direct, indirect or otherwise, which were incurred since the Last Unaudited Statement other than those incurred in the ordinary course of business and which, either individually or in the aggregate, are not material to the results of operations or financial condition of CSI as of the Closing Date.

     5.6 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against CSI or its properties. Except as disclosed in Schedule 5.6, there are no actions, suits or proceedings pending, or, to the knowledge of CSI, threatened against or affecting CSI, any of its officers or directors relating to their positions as such, or any of its properties, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of CSI which might result in any material adverse change in the operations or financial condition of CSI, or which might prevent or materially impede the consummation of the transactions under this Agreement.

     5.7 Compliance with Laws. Except as set forth in Schedule 5.7, the operations and affairs of CSI do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the violation of which would substantially and adversely affect the business, financial condition or operations of CSI.

     5.8  Absence of Certain Changes.  Except as set forth in
Schedule 5.8 or otherwise disclosed in writing to TRANSAMERICAN, since the Last Unaudited Statement:

          5.8.1     CSI has not entered into any material
     transaction other than in the normal course of business;

          5.8.2 there has been no material adverse change in the condition (financial or otherwise), business, property, prospects, assets or liabilities of CSI as shown on the CSI Financial Statements, other than changes that both individually and in the aggregate do not have a consequence that is materially adverse to such condition, business, property, prospects, assets or liabilities;

          5.8.3 there has been no material damage to, destruction of or loss of any of the properties or assets of CSI (whether or not covered by insurance) materially or adversely affecting the condition (financial or otherwise), business, property, prospects, assets or liabilities of CSI;

          5.8.4 CSI has not declared or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its stock, or issued any shares of its capital stock;

          5.8.5 there has been no material change, except in the ordinary course of business, in the contingent obligations of CSI by way of guaranty, endorsement, indemnity, warranty or otherwise;

          5.8.6     CSI has not made any loans or to its
     employees, officers or directors;

          5.8.7 CSI has not waived or compromised a valuable right or of a material debt owed to it;

          5.8.8     there has been no increase in the
     compensation of any CSI employees other than in the normal course of business;

          5.8.9 there has been no agreement or commitment by CSI to do or perform any of the acts described in this
     Section 5.8 other than in the normal course of business; and

          5.8.10 there has been no other event or condition of any character which might reasonably be expected either to result in a material adverse change in the condition (financial or otherwise) business, property, prospects, assets or liabilities of CSI or to impair materially the ability of CSI to conduct the business now being conducted.

     5.9 Assets. All of the assets reflected on the CSI Financial Statements or acquired and held as of the Closing Date, other than any capital leases, are, and on the Closing Date will be, owned by CSI. Except as set forth in Schedule 5.9, CSI owns outright and has good and marketable title, or holds valid and enforceable leases, to all of such assets, and no liens exist, except for liens placed upon the property at the time of purchase or lease or through one or more financing transactions. None of CSI's equipment has any material defects and in all material respects is in good operating condition and repair, is adequate for the uses to which it is being put and is not in need of maintenance or repairs, except for ordinary, routine maintenance and repair. All inventory held by CSI is fit and available for use or resale. Except to the extent disclosed in Schedule 5.9 to this Agreement or reserved against on its balance sheet in the CSI Financial Statements, CSI has no reason to believe that any of the accounts and contracts receivable existing would be uncollectible in whole or material part.

     5.10 Tax Matters. Except as set forth on Schedule 5.10 all required local tax returns, reports and information statements required to be filed by or with respect to the activities of CSI, have been timely filed. Such returns, reports and information statements are true and correct in all material respects insofar as they relate to the activities of CSI. Except as set forth on
Schedule 5.10, CSI has not incurred any liability with respect to any domestic or foreign taxes since the Last Unaudited Statement except in the ordinary and regular course of business, and with respect to such tax or assessment CSI is not delinquent and no deficiencies for any amount of such tax have been proposed or assessed.

     5.11 Contracts. Set forth on Schedule 5.11 is a true and complete list of all material contracts, agreements or commitments to which CSI is a party or is bound. All such material contracts, agreements and commitments are valid and binding on CSI in accordance with their respective terms.

     5.12 Operating Authorities. CSI has all material operating authorities, governmental certificates and licenses, permits, authorizations and approvals ("Permits") required to conduct its business as presently conducted. Such Permits are set forth on
Schedule 5.12. Except as set forth on Schedule 5.12 or otherwise disclosed in this Agreement, during the last two years, there has not been any notice or adverse development regarding such Permits; such Permits are in full force and effect; no material violations are or have been recorded in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit.

     5.13 Books and Records. The books and records of CSI are complete and correct, are maintained in accordance with good business practice and accurately present and reflect, in all material respects, all of the transactions therein described, and there have been no transactions involving CSI which properly should have been set forth therein and which have not been accurately so set forth.

     5.14 Authority to Execute Agreement. The Board of Directors of CSI, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by CSI of this Agreement, and has duly agreed to each of the transactions hereby contemplated. CSI has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. CSI has taken all actions required by law, its Certificate of Incorporation, as amended, or otherwise to authorize the execution and delivery of this Agreement. This Agreement is valid and binding upon CSI in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Certificate of Incorporation, as amended, or the Bylaws, as amended, of CSI or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to CSI or any of the CSI Shareholders.

     5.15 Investment Intent. The CSI Shareholders are acquiring the TRANSAMERICAN Common Stock from TRANSAMERICAN for investment and not with a view to or for sale in connection with any distribution thereof.

     5.16 Finder's, Broker 's Fees. Neither CSI nor the CSI
Shareholders are liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

     5.17 Disclosure. CSI and the CSI Shareholders have disclosed all events, conditions and facts materially affecting the business and prospects of CSI. CSI has not withheld knowledge of any such events, conditions or facts which CSI knows, or has reasonable grounds to know, may materially affect CSI's business and prospects. No representation or warranty by CSI in this Agreement, nor any certificate, exhibit, schedule or other written document furnished to TRANSAMERICAN by CSI in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.



                           ARTICLE VI

                     ACCESS AND INFORMATION


     6.1 As to TRANSAMERICAN. TRANSAMERICAN shall give to CSI, its accountants and other representatives, full access, during normal business hours throughout the period prior to the Closing, to all of TRANSAMERICAN's books and records concerning
TRANSAMERICAN's affairs as CSI shall reasonably request.

     6.2 As to CSI. CSI shall give to TRANSAMERICAN, its accountants and other representatives full access during normal business hours throughout the period prior to and after the Closing, to all of CSI's properties, books, contracts, commitments, and records, including information concerning its customer base and sales and installation, and shall furnish TRANSAMERICAN during such period with all such information concerning CSI's affairs as TRANSAMERICAN shall reasonably request.



                          ARTICLE VII

               CONDUCT OF PARTIES PENDING CLOSING


     7.1  Conduct of TRANSAMERICAN pending Closing.
TRANSAMERICAN covenants that pending the Closing:

          7.1.1 TRANSAMERICAN will conduct business only in the ordinary course; and

          7.1.2     No change will be made in TRANSAMERICAN's
     Certificate of Incorporation or Bylaws or in TRANSAMERICAN's authorized shares of stock other than such changes or actions as are necessary to effect this transaction.

     7.2 Conduct of CSI pending Closing. CSI covenants that pending the Closing:

          7.2.1     CSI will conduct business only in the
     ordinary course;

          7.2.2 No change will be made in CSI's Certificate of Incorporation or Bylaws, and no change will be made in CSI's issued shares of stock, other than such changes as may be first approved in writing by TRANSAMERICAN;

          7.2.3 No contract or commitment will be entered into by or on behalf of CSI or indebtedness otherwise incurred, other than in the ordinary course of business and with the prior written consent of TRANSAMERICAN;

          7.2.4 No dividends shall be declared, no stock bonuses or options shall be granted and no extraordinary increases in compensation to employees, including officers, shall be declared and no new employment agreement shall be entered into with officers or directors of CSI; and

          7.2.5     Except as otherwise requested by
     TRANSAMERICAN, CSI and the CSI Shareholders will use their best efforts to preserve CSI's business organization intact;
     to keep available to CSI the services of its present officers and employees; and to preserve the goodwill of those having business relations with CSI.



                          ARTICLE VIII

                CONDITIONS PRECEDENT TO CLOSING


     8.1 Conditions Precedent to TRANSAMERICAN's Obligations. The obligations of TRANSAMERICAN to consummate the Exchange Transaction are subject to the fulfillment, prior to or at the Closing, of all conditions elsewhere herein set forth, including, but not limited to, its receipt of all deliveries required by
Section 3 herein, and fulfillment, prior to the Closing, of each of the following conditions:

          8.1.1     CSI's representations, warranties and
     covenants contained in this Agreement shall be true at the time of Closing as though such representations, warranties and covenants were made at such time;

          8.1.2 CSI and the Controlling Shareholder shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by each prior to or at the Closing;

          8.1.3 The CSI Shareholders acquiring Exchange Stock will be required, at Closing, to submit to TRANSAMERICAN an investment letter (the "Investment Letter") in substantially the form as Exhibit A, confirming to TRANSAMERICAN (if true) the information provided therein, including that all the Exchange Stock received will be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Neither the foregoing provision nor anything in the Investment Letter shall prohibit the registration of those shares at any time following the Closing;

          8.1.4 The balance sheet of CSI, after payment of all expenses of CSI related to the transaction contemplated by this agreement, shows (i) total assets of at least $253,755 (as reflected in the March 31, 2001 balance sheet provided by the Controlling Shareholder) excluding all uncollectible receivables and unsellable inventory; (ii) total debt and liabilities of no more than $55,602, excluding debt and payables incurred in equipment purchasing in the ordinary course of business; and (iii) cash of at least $5,000;

          8.1.5     Receipt of all necessary approvals of
     regulatory authorities having jurisdiction over the Exchange
     Transaction and the approval of a majority of the outstanding shares of TRANSAMERICAN Common Stock;

          8.1.6 There shall be no material adverse change or notice of material adverse change in the business, assets, financial condition or prospects of CSI through the Closing
     Date;

          8.1.7 Appropriate confirmations shall be given as to compliance with representations, warranties and covenants;

          8.1.8 TRANSAMERICAN shall have reasonably satisfied itself that, since the date of this Agreement, the business of CSI has been conducted in the ordinary course; that no withdrawals of cash or other assets have been made and no indebtedness has been incurred since the date of this Agreement, except which have occurred in the ordinary course of business or with respect to services rendered or expenses incurred in connection with the Closing of this Agreement, unless said withdrawals or indebtedness were either authorized by the terms of this Agreement or subsequently disclosed in writing by the parties;

          8.1.9 CSI shall have granted to TRANSAMERICAN (acting through its management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine CSI's books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Section 6 hereof, and TRANSAMERICAN shall be reasonably satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation;

          8.1.10 Except as otherwise disclosed in writing to CSI, TRANSAMERICAN's independent accountants shall have confirmed that the books, records, business and affairs of CSI are in a condition that will permit TRANSAMERICAN, in cooperation with its accountants, to prepare and file CSI's audited financial statements within the time limits and for the periods required by Item 7 of Form 8-K under the Exchange Act; and

          8.1.11 TRANSAMERICAN shall have satisfied itself that all transactions contemplated by this Agreement shall be legal and binding under applicable statutory and case law of the State of Nevada, including, but not limited to all applicable state securities laws.

     8.2 Conditions Precedent to CSI's Obligations. The obligations of CSI to consummate the Exchange Transaction are subject to the fulfillment, prior to or at the Closing, of all conditions elsewhere herein set forth, including, but not limited to, its receipt of all deliveries required by Section 3 herein, and fulfillment, prior to the Closing, of each of the following conditions:

          8.2.1 TRANSAMERICAN's representations, warranties and covenants contained in this Agreement shall be true at the time of Closing as though such representations, warranties and covenants were made at such time;

          8.2.2     TRANSAMERICAN shall have performed and
     complied with all agreements and conditions required by this Agreement to be performed or complied with by each prior to or at the Closing;

          8.2.3 There shall be no material adverse change in the business, assets, financial condition or prospects of TRANSAMERICAN through the Closing date;

          8.2.4 Appropriate confirmations shall be given as to compliance with the representations, warranties and covenants;

          8.2.5     Receipt of all necessary approvals of
     regulatory authorities having jurisdiction over the Agreement;

          8.2.6 TRANSAMERICAN shall have granted CSI (acting through its management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine its books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Section 6 hereof, and CSI shall be reasonably satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation; and

          8.2.7 The CSI Shareholders shall have reasonably satisfied themselves that all transactions contemplated by this Agreement shall be legal and binding under applicable laws of the jurisdiction in which CSI is domiciled, including, but not limited to any and all applicable state and federal securities laws.



                           ARTICLE IX

              ADDITIONAL COVENANTS OF THE PARTIES


     9.1 Cooperation. TRANSAMERICAN and CSI will cooperate with each other and their respective agents in carrying out the transactions contemplated by this Agreement, and in delivering all documents and instruments deemed reasonably necessary or useful by the other party.

     9.2 Expenses. Each of the parties shall pay all of its respective costs and expenses (including attorneys' and accountants' fees, finder's fees, costs and expenses) incurred in connection with this Agreement and the Exchange Transaction.

     9.3 Post-Closing Covenants. The parties hereto agree to the following post-closing covenants:

          9.3.1 Capital for CSI. From time to time, the Controlling Shareholder may request funds from TRANSAMERICAN for CSI by delivering to TRANSAMERICAN a portion of the TRANSAMERICAN Common Stock held by him or in escrow on the basis of one share for every $1.00 of funds requested. Such funds shall be delivered to the account of CSI upon the receipt by TRANSAMERICAN, to its satisfaction, of all of the following:

          (a) a written request for funds specifying the amount of funds requested, with the first request being $40,000 on the Closing, less any sums already advanced by TRANSAMERICAN prior to the Closing. The second and third request shall be for $30,000 each, to be funded 30 and 60 days, respectively, from the Closing;

          (b) proof that the funds will be used only for approved
     CSI business purposes; and

          (c) for all funds subsequent to the initial $100,000, certificates representing the TRANSAMERICAN Common Stock, endorsed in blank by the registered owner.

          Upon receipt of all of the foregoing to the reasonable satisfaction of TRANSAMERICAN, TRANSAMERICAN shall deliver to (i) CSI the funds, and (ii) the Controlling Shareholder, or to escrow, as the case may be, a certificate representing the number of shares previously issued to him less the number of shares returned to TRANSAMERICAN.

          The request for funds by the Controlling Shareholder under this Section and this Agreement shall be limited to and shall not exceed $100,000 during the first 90 days following Closing. Notwithstanding the foregoing, TRANSAMERICAN may, at its sole and absolute discretion, advance further funds to CSI in accordance with the terms of this Section.

          9.3.2 Return of Exchange Shares. TRANSAMERICAN shall have the right, twelve months from the date of Closing, to demand the return of any Exchange Shares issued to the CSI Shareholders remaining in escrow and/or not released and/or not earned pursuant to the terms and conditions of Section 1.2 herein.

          9.3.3 Share Price Guarantee. TRANSAMERICAN guarantees and warrants that TRANSAMERICAN's shares will be trading at a minimum price per share of $1.00 on the one-year anniversary of the Closing Date. In the event that the Shares are trading at a price per share less than $1.00, the CSI Shareholders shall be entitled to such additional shares as necessary to make up the difference in value. As an example, if TRANSAMERICAN shares are trading at $0.50 per share, then the CSI Shareholders would be entitled to an additional number of shares equal to the number of shares that they would otherwise be entitled to pursuant to this Agreement.

          9.3.4 Employment. TRANSAMERICAN covenants and warrants that for a period of five years from the Closing Date of this Agreement, or for so long as TRANSAMERICAN maintains a majority position in CSI, whichever is sooner, TRANSAMERICAN shall not terminate Avenatti's employment with CSI, except for cause. In addition, and as part of CSI's consideration for this Agreement, without which TRANSAMERICAN would not enter into the Agreement, Avenatti covenants and warrants that he shall devote his best efforts and full-time attention to the operations of CSI for a period of five years from the Closing Date of this Agreement.

          (a) Cause shall be defined as (i) Avenatti's willful breach or habitual neglect of the duties which he has agreed and is required to perform herein under the terms of this Agreement; (ii) any act of dishonesty, fraud, or misrepresentation, or any other act of moral turpitude undertaken by Avenatti that in any manner prevents or hinders the effective performance of Avenatti's duties under this Agreement; (iii) any act of Avenatti which is intended to result in the personal enrichment of either Avenatti or any person in any way associated with him, to the detriment of and/or at the expense of TRANSAMERICAN; and (iv) any negligent or intentional act of Avenatti which in any way diminishes the goodwill or tarnishes the image or reputation of TRANSAMERICAN within the community.

          (b) TRANSAMERICAN may, at its option, immediately terminate this Agreement for any of the reasons aforementioned in this Section upon written notice of said termination to Avenatti, and without prejudice to any other remedy to which TRANSAMERICAN may be entitled either at law, in equity, or under the terms of this Agreement. If terminated for cause under the terms of this Section, Avenatti shall cease to receive or be entitled to any compensation as of the date of termination for cause.

          (c) The notice of termination required by this Article shall specify the relevant grounds for termination and shall be supported by a statement of all relevant facts. Termination under this Section shall be considered "for cause" for the purposes of this Agreement.

          (d) If terminated for cause in the first year following the Closing, Avenatti shall forfeit all right, title or interest in and to the Exchange Shares then in escrow. If terminated for cause in years two through five following the Closing Date of this Agreement, TRANSAMERICAN shall be entitled, at its sole and absolute discretion, to repurchase from Avenatti, or any successor-in-interest, the Exchange Shares at a price of $0.075 per share (the approximate value attributed by Avenatti to the Exchange Shares pursuant to this Agreement).

          9.3.5 Non-Compete. The Controlling Shareholder acknowledges and agrees that in order for TRANSAMERICAN to protect its interests against the competitive use of any:

          (a) confidential information or knowledge concerning the business of TRANSAMERICAN or its subsidiaries, to which the Controlling Shareholder shall have access because of his employment; or

          (b) relationships established by the Controlling
          Shareholder in the conduct of such business, during the term of this Agreement and for a period of two years after termination thereof (for any cause whatsoever).

          The Controlling Shareholder shall not, nor shall he induce any other person to, directly or indirectly, by ownership of securities or otherwise, become associated with, or engage in, or render services to, or furnish confidential information (including, but not limited to, customer lists), to any business or other enterprise then or thereafter during such period competing or seeking to compete with TRANSAMERICAN or its subsidiaries. Nothing contained herein shall be deemed to prevent the Controlling Shareholder from investing in the securities of publicly held corporations, notwithstanding that such corporations may engage in a business of the type and character engaged in by TRANSAMERICAN provided that the Controlling Shareholder shall not own shares representing more than 5% of the outstanding shares of stock of such corporation.

          The Controlling Shareholder agrees that TRANSAMERICAN shall be entitled to an injunction to be issued by any competent court enjoining and restraining the Controlling Shareholder from violating any of the provisions of this Section. In addition, if the Controlling Shareholder breaches the terms of this Section, he shall forfeit all right, title or interest in and to any Exchange Shares not yet released pursuant to the terms of this Agreement.

          9.3.6 Future Acquisitions. TRANSAMERICAN covenants and warrants that for so long as TRANSAMERICAN maintains a majority position in CSI, all acquisitions completed by TRANSAMERICAN of companies in the same field as CSI ("Like Companies") shall be made through and under the CSI corporate subsidiary. Like Companies shall include all retailers and installers of satellite and cable equipment and accessories and other low-voltage-wiring-related business concerns. The Controlling Shareholder shall have the authority to identify and enter into negotiations with potential acquisition candidates. With respect to future acquisitions under this Section, TRANSAMERICAN shall reimburse the Controlling Shareholder for all pre-approved and reasonable expenses incurred by the Controlling Shareholder in connection with such acquisition, including but not limited to expenses of travel and entertainment, upon presentation of itemized statements therefor.

          9.3.7 Future Spin-Off. TRANSAMERICAN shall use its best efforts to cause CSI to be spun-off independently from TRANSAMERICAN at such future time as, in the sole discretion of TRANSAMERICAN, such a spin-off is justified.

          9.3.8 Audit. The Controlling Shareholder covenants and warrants that CSI is auditable, and that such audit can be completed without unreasonable delay or expense, and in no event later than 60 days from the Closing Date of this Agreement. TRANSAMERICAN shall pay the cost for such initial audit; however, the audit fee shall be allocated as an expense of CSI in accordance with Section 1.2.2.



                           ARTICLE X

                            REMEDIES


     10.1 Defaults Permitting Termination. If either TRANSAMERICAN or CSI materially defaults in the due and timely performance of any of their warranties, covenants, or agreements under this Agreement, the nondefaulting party or parties may on or prior to the Closing Date give notice of termination of this Agreement, in the manner provided in Section 12.6. The notice will specify with particularity the default or defaults on which the notice is based. The termination will be effective 30 days after the notice is sent, unless the specified default or defaults have been cured on or before the effective date for termination.

     If the Controlling Shareholder breaches the terms of this Agreement, TRANSAMERICAN shall be entitled, at its sole and absolute discretion, to repurchase from the CSI Shareholders, or any successor-in-interest, the Exchange Shares at a price of $0.075 per share for the 850,000 shares (the approximate value attributed by the Controlling Shareholder to the Exchange Shares pursuant to this Agreement). In addition, TRANSAMERICAN shall be entitled, at its sole and absolute discretion, to repurchase from the CSI Shareholders, or any successor-in-interest, the balance of the Exchange Shares at a price of $0.80 per share (the "earn out" rate specified in Section 1.2 herein).

     10.2 Post-Closing Covenants Benefit Third Parties. The post-closing covenants of Section 9.3 are expressly intended to benefit TRANSAMERICAN and the Shareholders of TRANSAMERICAN, any one or more of whom may seek to enforce the same on his or her own behalf or on behalf of Shareholders similarly situated.

     10.3 Arbitration. In the event that there shall be any dispute arising out of or relating to this Agreement, the parties agree that such dispute shall be submitted to binding arbitration or such other non-judicial procedures as the parties may agree to at the time (such as use of a "Rent-a-Judge") and such dispute resolution shall occur in Los Angeles, California. Arbitration shall be under the auspices and pursuant to the rules of, the American Arbitration Association, as then in effect, before a tribunal of one arbitrator, who is mutually agreeable to each of the parties to the dispute. The provisions of Section 1283.05 of the Code of Civil Procedure of the State of California are hereby incorporated herein and made a part of this agreement to arbitrate. Any award issued as a result of such arbitration or other non-judicial procedure shall be final and binding between the parties, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought.



                           ARTICLE XI

                  SURVIVAL OF REPRESENTATIONS,
                    WARRANTIES AND COVENANTS


     11.1 As to TRANSAMERICAN. The representations, warranties and covenants of TRANSAMERICAN contained herein shall survive the execution and delivery of this Agreement, and the Closing and the consummation of the transactions called for by this Agreement, for a period of one (1) year from the Closing.

     11.2 As to CSI. The representations, warranties and covenants of CSI and the CSI Shareholders contained herein shall survive the execution and delivery of this Agreement, and the Closing and the consummation of the transactions called for by this Agreement, for a period of one (1) year from the Closing.



                          ARTICLE XII

                         MISCELLANEOUS


     12.1 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts, and writings prior to the date of this Agreement. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the parties to this Agreement bound thereby.

     12.2 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns and successors in interest; provided, that neither this Agreement nor any right hereunder shall be assignable by TRANSAMERICAN or CSI without the prior written consent of the other parties.

     12.3 Attorney's Fees. Except as otherwise provided herein, in the event of any controversy, claim or dispute among the parties to this Agreement arising out of or relating to this Agreement or breach thereof, each party hereto shall pay his, her or its own legal expenses, attorney's fees and costs.

     12.4 Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect on any other provisions hereof.

12.5 Governing Law. In any action or proceeding arising out of or related to this Agreement, the law of the State of California shall be followed.

     12.6 Notices. All notices or other communications required hereunder shall be in writing and shall be sufficient in all respects and shall be deemed delivered after 3 days if sent via registered or certified mail, postage prepaid; the next day if sent by overnight courier service; or upon completion of transmission if sent by facsimile:

     To CSI:
     Jay Avenatti, President
     Certified Satellite Installers, Inc.
     7349 Milliken Avenue, #140-211
     Rancho Cucamonga, California 91730
     (Fax): (909) 476-8724


     To TRANSAMERICAN:
     TransAmerican Holdings, Inc.
     9601 Wilshire Boulevard, Suite 620
     Beverly Hills, California 90210
     Fax: (310) 271-7042

or, if by facsimile, to the facsimile number provided by the party, or by personal delivery.

     12.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which may be deemed an original, but all of which together, shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


TransAmerican Holdings, Inc.       Certified Satellite
                                   Installers, Inc.



By: /s/                            By: /s/
Najib Choufani                     Jay Avenatti
Chairman and Chief                 President, Chief Executive
Executive Officer                  Officer and Controlling
                                   Shareholder

                          Schedule 3.3.1


     TRANSAMERICAN shall deliver or cause to be delivered to CSI at the Closing, certificates representing 850,000 Exchange Shares, out of a total 2,000,000 potentially issuable Exchange Shares, in the names of the CSI Shareholders as set forth below, and in accordance with Article I:

350,000 Exchange Shares to the minority CSI Shareholders:




                                             Total:    350,000



500,000 Exchange Shares to the Controlling Shareholder, Jay
Avenatti, to be held in escrow in accordance with the terms of
Section 1.2:

     Jay Avenatti                                      500,000


                                             Total:    850,000

                           Schedule 5.4


     CSI and the Controlling Shareholder have provided the following financial statements, prepared in accordance with Generally Accepted Accounting Principles, to TRANSAMERICAN and have represented and warranted the accuracy thereof:


     Profit and Loss for the period December 1999 through November 2000

     Balance Sheet as of March 31, 2001

     Balance Sheet as of April 19, 2001

                          Schedule 5.12


     CSI and the Controlling Shareholder have provided the following evidence of CSI's DIRECTV Dealer License.

                                                       EXHIBIT 99


            TRANSAMERICAN COMPLETES ACQUISITION OF CSI

BEVERLY HILLS, California, July 12, TransAmerican Holdings, Inc.
(NASD OTCBB: TAHI) Chairman and CEO, Najib Choufani, announced the completion of the company's acquisition of Certified
Satellite Installers ("CSI").

CSI is an industry leader in satellite sales and installations and holds dealer licenses for both DIRECTV and Echostar Communications. CSI was among the top installers of digital satellite systems in California last year, and its retail arm was recently ranked in the top 100 among all distributors in the United States. "We are extremely excited to have completed the acquisition and to now be a part of the TransAmerican family.
Our sales team is on track to easily meet our first year projections, and even if we fulfill just 10% of the contracts we have signed, we should be profitable within the next quarter," stated Jay Avenatti, CSI's President and CEO. "In the month of June alone, our sales team signed contracts representing sales and installations of up to 11,000 satellite systems per month." In addition, CSI is in the process of setting up a state-of-the-art call center, which should be completed by the end of the month, to process the anticipated influx of orders from the presently-signed contracts and to generate additional sales from new contracts. CSI's diversified products include Dish Network, Tivo, Ultimate TV, Hughes High Speed Internet, Broadband Internet Satellite, and cellular and pager products.

"We have big plans for CSI, both in the U.S. and internationally," stated Najib Choufani, TransAmerican's Chairman and CEO. "We have already had discussions with investors and potential partners in the Middle East where TransAmerican and CSI can bring the benefits of U.S. technology overseas." CSI is also working with a strategic partner in the U.S. to provide satellite-based wireless communications and networking products and services through its own marketing and installation team.

About TransAmerican Holdings

TransAmerican is a holding company whose primary objective is to build a portfolio of high-technology, Internet and high-growth franchise businesses by developing, acquiring and investing in emerging companies to help them establish a significant presence in major segments of the economy.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review. TransAmerican does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

CONTACT:  Najib E. Choufani, Chairman and Chief Executive
Officer, 310/271-4159, nc@tahiusa.com